                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[X] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
           NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETINGS                                     333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
DECEMBER 10, 1997                                             60606
                                                              800-257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

October 27, 1997

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Pennsylvania Investment Quality Municipal Fund and Nuveen Pennsylvania Premium Income Municipal Fund 2, each a Massachusetts business trust, and Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and, collectively, the "Funds"), will be held in the 31st floor conference room of John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois, on Wednesday, December 10, 1997, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the meeting:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

    1. To elect six (6) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1998.

MATTER TO BE VOTED ON BY EACH FUND'S HOLDERS OF SHARES OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED ONLY:

To elect two (2) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of each Fund at the close of business on October 13, 1997 are entitled to notice of and to vote at that Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
OCTOBER 27, 1997                                              Chicago, Illinois
                                                              60606
                                                              800-257-8787

NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.
NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Trustees or Board of Directors, as the case may be, (each a "Board" and each trustee or director a "Board Member") of each of Nuveen Florida Investment Quality Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida"), Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment") and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on December 10, 1997 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted: FOR the election of the six Board nominees to be elected by all shareholders and the two Board nominees to be elected by holders of Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred(R)"), as listed in this Joint Proxy Statement; and FOR ratification of the selection of Ernst & Young LLP as each Fund's independent auditors. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending that Annual Meeting and voting in person.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund. For convenience, the common shares or common stock, as the case may be, of each Fund shall be referred to in this Joint Proxy Statement as Common Shares.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
                    Matter                        Common Shares     MuniPreferred
-----------------------------------------------------------------------------------
 Election of Board Members by all Shareholders   X                X
 (Robert Bremner, Lawrence Brown, Anthony Dean,
 Anne Impellizzeri, Peter Sawers and Judith
 Stockdale nominated)
-----------------------------------------------------------------------------------
 Election of Board Members by MuniPreferred                       X
 only (William Schneider and Timothy
 Schwertfeger nominated)
-----------------------------------------------------------------------------------
 Ratify Selection of Auditors                    X                X
-----------------------------------------------------------------------------------

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred, 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspector of election appointed for that Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted for a vote of the shareholders of each Fund other than New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have no effect on the election of Board Members and will have the same effect as shares voted against ratification of the selection of independent auditors. For purposes of determining the approval of the matters submitted for a vote of the shareholders of New Jersey Investment and New Jersey Premium, abstentions and broker non-votes will have the same effect as shares voted against the election of Board Members and against ratification of the selection of independent auditors. The details of each proposal to be voted on by the shareholders of each Fund and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of October 13, 1997, there were issued and outstanding: 16,218,097 Common Shares and 2,200 shares of each series of MuniPreferred, Series T and F of Florida Investment; 14,061,331 Common Shares and 1,700 shares of each series of MuniPreferred, Series M and TH and 800 shares of MuniPreferred, Series F of Florida Quality; 14,290,929 Common Shares and 1,640 shares of MuniPreferred, Series W and 2,800 shares of MuniPreferred, Series TH of Insured Florida; 15,796,310 Common Shares and 2,400 shares of MuniPreferred, Series W and 2,000 shares of MuniPreferred, Series TH of Pennsylvania Investment; 15,747,463 Common Shares and 844 shares of MuniPreferred, Series M, 2,080 shares of MuniPreferred, Series TH and 1,800 shares of MuniPreferred, Series F of Pennsylvania Premium; 19,621,888 Common Shares and 3,200 shares of MuniPreferred, Series M and 2,000 shares of MuniPreferred, Series TH of New Jersey Investment; and 11,873,216 Common Shares, and 624 shares of MuniPreferred, Series T, 1,440 shares of MuniPreferred, Series W and 1,600 shares of MuniPreferred, Series TH of New Jersey Premium. Those persons who were shareholders of record at the close of business on October 13, 1997 will be entitled to one vote for each share held.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about October 27, 1997.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting, eight (8) Board Members are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents, under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. The members of the Board and the nominees for election to the Board are the same for each Fund. Table I below shows the nominated Board Members of each Fund to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Table II below shows the nominated Board Members of each Fund to be elected by holders of MuniPreferred only. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting of each Fund (except New Jersey Investment and New Jersey Premium) will be required to elect the Board Members of that Fund. For New Jersey Investment and New Jersey Premium, the affirmative vote of a majority of the shares present and entitled to vote at each Fund's Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a Board Member of each Fund and the number of Common Shares of the Funds and of all Nuveen funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of September 15, 1997. All of the nominees, except Ms. Stockdale and Messrs. Bremner and Schneider, were last elected to the Board at the 1996 annual meeting of shareholders. Messrs. Bremner and Schneider were appointed to each Fund's Board in May 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on each Fund's Board and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board. In addition, Ms. Stockdale will also be standing for election by each Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale was appointed in July 1997 to fill a vacancy which occurred upon the retirement of Margaret K. Rosenheim from each Fund's Board on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim was not eligible for reelection. The Board and management of the Nuveen Funds wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN TABLES I AND II.

TABLE I
NOMINEES FOR EACH FUND TO BE
ELECTED BY ALL SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                   FULL COMMON SHARES
                                                                   BENEFICIALLY OWNED
                                                                   SEPTEMBER 15, 1997
                                                                   -------------------
NAME, AGE AND PRINCIPAL OCCUPATIONS                                             ALL
  OF NOMINEES AS OF SEPTEMBER 15,       YEAR FIRST ELECTED OR       THE        NUVEEN
              1997(1)                 APPOINTED A BOARD MEMBER     FUNDS      FUNDS(2)
--------------------------------------------------------------------------------------
Robert P. Bremner, 57                1997--All Funds                   0         893(3)
Board Member of the Funds; private
investor and management consultant.
Lawrence H. Brown, 63                1993--All Funds                   0         3,958
Board Member of the Funds; retired
in August 1989 as Senior Vice
President of The Northern Trust
Company.
*Anthony T. Dean, 52                 1996--All Funds                   0      15,513(4)
Board Member and President of the
Funds (since July 1996); Chairman
(since July 1996) and Trustee
(since July 1994) of the Nuveen
Select Tax-Free Portfolios advised
by Nuveen Institutional Advisory
Corp.; President (since July 1996)
and Director of The John Nuveen
Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp.
and Nuveen Institutional Advisory
Corp.; Director and President
(since January 1997) of Nuveen
Asset Management Inc.; Director
(since September 1997) of
Rittenhouse Financial Services Inc.
Anne E. Impellizzeri, 64             1994--All Funds                   0         2,000
Board Member of the Funds;
President and Chief Executive
Officer of Blanton-Peale Institute.
Peter R. Sawers, 64                  1991-- Florida Investment         0         9,241
Board Member of the Funds; Adjunct         Florida Quality
Professor of Business and            Pennsylvania Investment New
Economics, University of Dubuque,          Jersey Investment
Iowa; Adjunct Professor, Lake        1992-- Insured Florida New
Forest Graduate School of                  Jersey Premium
Management, Lake Forest, Illinois;   1993-- Pennsylvania Premium
prior thereto, Executive Director,
Towers Perrin Australia (management
consultant); Chartered Financial
Analyst; Certified Management
Consultant.
Judith M. Stockdale, 49              1997--All Funds                   0             0
Board Member of the Funds;
Executive Director (since 1994) of
the Gaylord and Dorothy Donnelley
Foundation; prior thereto,
Executive Director (from 1990 to
1994) of the Great Lakes Protection
Fund.
--------------------------------------------------------------------------------------

TABLE II
NOMINEES FOR EACH FUND TO BE ELECTED BY HOLDERS OF
MUNIPREFERRED
--------------------------------------------------------------------------------

                                                                        FULL COMMON SHARES
                                                                        BENEFICIALLY OWNED
                                                                        SEPTEMBER 15, 1997
                                                                       --------------------
                                                                                     ALL
  NAME, AGE AND PRINCIPAL OCCUPATIONS       YEAR FIRST ELECTED OR       THE        NUVEEN
OF NOMINEES AS OF SEPTEMBER 15, 1997(1)   APPOINTED A BOARD MEMBER     FUNDS      FUNDS(2)
-------------------------------------------------------------------------------------------
William J. Schneider, 52                  1997--All Funds                  0       16,186(5)
Board Member of the Funds; Senior
partner, Miller-Valentine Partners;
Vice President, Miller-Valentine
Realty, Inc.
*Timothy R. Schwertfeger, 48              1994--All Funds                  0      157,788(6)
Board Member of the Funds (since July
1994) and Chairman (since July 1996);
Trustee and President (since July 1996)
of the Nuveen Select Tax-Free
Portfolios advised by Nuveen
Institutional Advisory Corp.; Chairman
(since July 1996) and Director of The
John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp;
Chairman and Director (since January
1997) of Nuveen Asset Management Inc.
-------------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) The Board Members are directors or trustees, as the case may be, of 42 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp.

(2) The number shown reflects the aggregate number of common shares beneficially owned by the nominee in all of the NAC Funds (excluding money market funds).

(3) Represents shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(4) Includes shares held in the name of Mr. Dean's spouse.

(5) Includes shares held jointly with, or in the name of, Mr. Schneider's spouse.

(6) Includes shares held jointly with, or in the name of, Mr. Schwertfeger's spouse.

The Board Members affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Funds. Board Members who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all closed-end funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Each Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a Board Member of that Fund may elect to have all or a portion of the Board Member's fee deferred. Board Members may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the Board Member wishes to begin deferral. In addition, the Board Members who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows for each Board Member who is not affiliated with Nuveen or the Adviser the aggregate compensation paid by each Fund for its fiscal year ended June 30, 1997 and the total compensation that Nuveen funds accrued for each Board Member during the calendar year 1996.

                                                                                                                    TOTAL
                                                                                                                 COMPENSATION
                                                                                                                 NUVEEN FUNDS
                                                                                                                 ACCRUED FOR
                      AGGREGATE COMPENSATION FROM THE FUNDS                                                    BOARD MEMBERS(1)
                      ---------------------------------------------------------------------------------------------------------
NAME OF                  FLORIDA   FLORIDA   INSURED   PENNSYLVANIA   PENNSYLVANIA   NEW JERSEY   NEW JERSEY
BOARD MEMBER          INVESTMENT   QUALITY   FLORIDA    INVESTMENT      PREMIUM      INVESTMENT    PREMIUM
-------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              0         0         0              0              0            0            0               0(2)
Lawrence H. Brown            642       597       589            641            614          726          523             59,000
Anne E. Impellizzeri         642       597       589            641            614          726          523             59,000
Peter R. Sawers              642       597       589            641            614          726          523             59,000
William J. Schneider           0         0         0              0              0            0            0               0(2)
Judith M. Stockdale            0         0         0              0              0            0            0               0(2)
-------------------------------------------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.
(2) Messrs. Bremner and Schneider were appointed to the Board of the Funds in May 1997 and were elected to the Boards of other NAC Funds in January 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Funds, in July 1997.

Anthony T. Dean, Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee of each Fund, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The executive committee of each Fund, except Pennsylvania Investment, held twelve meetings during the fiscal year ended June 30, 1997. The executive committee of Pennsylvania Investment held thirteen meetings during the fiscal year ended June 30, 1997.

Each Fund's Board has an audit committee composed of Robert P. Bremner, Lawrence
H. Brown, Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider and Judith
M. Stockdale, Board Members who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee of each Fund held two meetings during the fiscal year ended June 30, 1997.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating committee composed of the Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as Board Members. The nominating committee of each Fund held eight meetings during the fiscal year ended June 30, 1997. No policy or procedure has been established as to the recommendation of Board Member nominees by shareholders.

Each Fund's Board held six meetings during the fiscal year ended June 30, 1997. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof), except that Mr. Schwertfeger was unable to attend several executive committee meetings held solely to declare dividends.

Each Fund has the same executive officers. The following table sets forth information as of September 15, 1997 with respect to each executive officer of the Funds, other than executive officers who are Board Members and reflected above. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire at the first meeting of the Board of each Fund following the Annual Meeting of Shareholders, which Board meeting is presently scheduled to be held on January 21, 1998.

-----------------------------------------------------------------------------------
       NAME, AGE AND PRINCIPAL OCCUPATIONS         POSITIONS AND OFFICES WITH FUNDS
-----------------------------------------------------------------------------------
William M. Fitzgerald, 33                          Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since
December 1995); prior thereto, Assistant Vice
President (from September 1992 to December 1995)
and Assistant Portfolio Manager (from June 1988
to September 1992) of Nuveen Advisory Corp.;
Chartered Financial Analyst.
Kathleen M. Flanagan, 50                           Vice President (since 1994)
Vice President of John Nuveen & Co. Incorporated;
Vice President (since June 1996) of Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.
J. Thomas Futrell, 42                              Vice President (since 1991)
Vice President of Nuveen Advisory Corp.;
Chartered Financial Analyst.
Steven J. Krupa, 40                                Vice President (since 1991)
Vice President of Nuveen Advisory Corp.
Anna R. Kucinskis, 51                              Vice President (since 1991)
Vice President of John Nuveen & Co. Incorporated.
Larry W. Martin, 46                                Vice President (since 1993) &
Vice President, Assistant Secretary and Assistant  Assistant Secretary (since 1991)
General Counsel of John Nuveen & Co.
Incorporated; Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Assistant
Secretary (since February 1993) of The John
Nuveen Company.

-----------------------------------------------------------------------------------
       NAME, AGE AND PRINCIPAL OCCUPATIONS         POSITIONS AND OFFICES WITH FUNDS
-----------------------------------------------------------------------------------
Edward F. Neild, IV, 32                            Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp. (since
September 1996); prior thereto, Assistant Vice
President of Nuveen Advisory Corp. (from December
1993 to September 1996) and Nuveen Institutional
Advisory Corp. (from May 1995 to September 1996);
previously, Portfolio Manager of Nuveen Advisory
Corp. (January 1992); Chartered Financial
Analyst.
O. Walter Renfftlen, 58                            Vice President & Controller
Vice President and Controller of The John Nuveen   (since 1991)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.
Thomas C. Spalding, Jr., 46                        Vice President (since 1991)
Vice President of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.; Chartered
Financial Analyst.
H. William Stabenow, 63                            Vice President & Treasurer
Vice President and Treasurer of The John Nuveen    (since 1991)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.
Gifford R. Zimmerman, 41                           Vice President (since 1993) &
Vice President (since September 1992), Assistant   Assistant Secretary (since 1991)
Secretary and Associate General Counsel of John
Nuveen & Co. Incorporated; Vice President (since
May 1993) and Assistant Secretary of Nuveen
Advisory Corp. and Nuveen Institutional Advisory
Corp.
-----------------------------------------------------------------------------------

On September 15, 1997, Board Members and executive officers of the Funds as a group beneficially owned 301,562 Common Shares of all Funds managed by the Adviser (excluding money market funds) and as a group did not beneficially own any Common Shares or shares of MuniPreferred of any Fund. As of October 13, 1997, no person was known to the Funds to own beneficially more than five percent of the Common Shares or any series of MuniPreferred of any Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of each Fund's Board who are not "interested persons" of that Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of that Fund for the fiscal year ending June 30, 1998. Ernst & Young LLP has served each Fund in this capacity since that Fund was organized and has no direct or indirect financial interest in that Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of each Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of each Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meetings and will be available to respond to any appropriate questions raised at the Annual Meetings and to make a statement if he or she wishes.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers of each Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Funds have engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $20,000.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for each Fund in connection with such Fund's public offering of Common Shares and MuniPreferred.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 1998, a shareholder proposal must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 30, 1998.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each Fund's officers and Board Members, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that during the fiscal year ended June 30, 1997, all Section 16(a) filing requirements applicable to that Fund's officers and Board Members, investment adviser and affiliated persons of the investment adviser were complied with.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following such Fund's fiscal year end. EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS JUNE 30, 1997 ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO SUCH FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                         NQF1297

NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.          PROXY BALLOT

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 10, 1997

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen New Jersey Investment Quality Municipal Fund, Inc. to be held on December 10,
1997, or any adjournment or adjournments thereof and in accordance with their best judgment, on any other business that may properly come before the meeting:


1. Election of Directors:
   NOMINEES:    Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean,
                Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1998.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                       NQJ1297


The Board of Directors recommends a vote FOR all nominees and the proposal:          Please mark your votes as in this example.  /X/
------------------------------------------------------------------------------------------------------------------------------------
1.     Election of Directors:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
       (See reverse for nominees)          all nominees       to vote for all nominees       for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending June 30, 1998.

------------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposal set forth on this Proxy, and in the discretion of the proxies in accordance with their best judgment on any other business that may properly come before the meeting.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ / BK NQF1297                     NQJ1297



NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC.          PROXY BALLOT
MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK, SERIES M AND TH
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 10, 1997

The undersigned hereby appoints Anthony T. Dean, Timothy R. Schwertfeger and Gifford R. Zimmerman, and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the Municipal Auction
Rate Cumulative Preferred Shares, Series W and TH, of the undersigned at the Annual Meeting of Shareholders of Nuveen Pennsylvania Investment Quality Municipal Fund to be held on December 10, 1997, or any adjournment or adjournments thereof; and in the desertion of the persons in accordance with their best judgment on any other business that may properly come before its meeting:


1. Election of Directors:
   NOMINEES: -- BY ALL SHAREHOLDERS: Robert P. Bremner, Lawrence H. Brown,
                Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers and Judith M. Stockdale.
   NOMINEES: -- BY HOLDERS OF MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK
                ONLY: William J. Schneider and Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending June 30, 1998.

-------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
-------------------------------------------------------------------------------

                              SEE REVERSE SIDE

                                                                      NQJ1297-P


The Board of Directors recommends a vote FOR all nominees and the proposal:          Please mark your votes as in this example.  /X/
-----------------------------------------------------------------------------------------------------------------------------------
1.     Election of Directors:          / / FOR            / / WITHHOLD authority         / / WITHHOLD authority to vote
       (See reverse for nominees)          all nominees       to vote for all nominees       for nominees indicated below:
                                                                                             -----------------------------
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                      FOR     AGAINST    ABSTAIN
2.    Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal       / /       / /       / /
      year ending June 30, 1998.

-----------------------------------------------------------------------------------------------------------------------------------

The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposal set forth on this Proxy, and in the discretion of the proxies in accordance with their best judgment on any other business that may properly come before the meeting.

Please be sure to sign and date this Proxy.


--------------------------------
Shareholder sign here       Date

--------------------------------
Co-owner sign here          Date

NOTE: Please sign exactly as your
name appears on this Proxy. If signing
for estates, trusts or corporations,
title or capacity should be stated.
If shares are held jointly, each holder
should sign.

/ /BK NQF1297          NQJ1297-P


